EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Caridi, Acting Chief Financial Officer of Perf-Go Green Holdings, Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, the annual report on Form 10-K for the period ending March 31, 2009 of Perf-Go Green Holdings, Inc. (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Perf-Go Green Holdings, Inc.

Dated: July 14, 2009	/s/ Michael Caridi
Michael Caridi
Acting Chief Financial Officer
(Principal Financial Officer)